UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

EA Series Trust
(Exact name of registrant as specified in charter)

19 E. Eagle Road
Havertown, PA 19083
(Address of principal executive offices) (Zip code)

19 E. Eagle Road
Havertown, PA 19083
(Name and address of agent for service)

215-882-9983
Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2024

Date of reporting period: May 31, 2024

Item 1. Report to Stockholders.

Sparkline Intangible Value ETF Ticker: ITAN Listed on: NYSE Arca, Inc.	May 31, 2024 Annual Shareholder Report etf.sparklinecapital.com

This annual shareholder report contains important information about the Sparkline Intangible Value ETF (the “Fund”) for the period of June 1, 2023 to May 31, 2024 (the “Period). You can find additional information about the Fund at etf.sparklinecapital.com. You can also request this information by contacting us at (215) 882-9983.

WHAT WERE THE FUND COSTS FOR THE PERIOD? (based on a hypothetical $10,000 investment)
COST OF $10,000 INVESTMENT	COST PAID AS A PERCENTAGE OF $10,000 INVESTMENT
$56	0.50%

PERFORMANCE OF HYPOTHETICAL $10,000 INVESTMENT

Growth of $10,000

$12,000
$10,500
$9,000
$7,500
6/28/2021
9/30/2021
1/31/2022
5/31/2022
9/30/2022
1/31/2023
5/31/2023
9/30/2023
1/31/2024
5/31/2024
Sparkline Intangible Value ETF - NAV ($11,458)
Sparkline Intangible Value ETF - Market ($11,445)
Solactive GBS United States 1000 Index ($12,237)

WHAT FACTORS INFLUENCED PERFORMANCE FOR THE PERIOD?

During the Period, the Fund returned 24.37% (on a NAV basis). From a high level, this exceptional performance was the result of favorable macroeconomic factors, such as a robust economy, moderating inflation, and healthy corporate profits. The Fund also benefited from rising interest in AI-related investments, given its heavy exposure to firms with innovative intangible assets. In addition, the Fund’s allocation to companies with strong human capital and brand equity contributed meaningfully to returns.
Despite strong absolute performance, the Fund lagged the broader U.S. stock market index over this Period. This underperformance mostly occurred in the final month of the fiscal year, during which U.S. mega-cap tech stocks (e.g., the so-called “Magnificent 7”) surged. Due to its flatter market-cap weighting scheme, the Fund is less concentrated in mega-cap stocks than the market index. While this may lead to underperformance in periods of mega-cap dominance, we believe that diversification will prove beneficial over the long run.

AVERAGE ANNUAL TOTAL RETURNS
	One Year	Since Inception (6/28/2021)
Sparkline Intangible Value ETF - NAV	24.37%	4.76%
Sparkline Intangible Value ETF - Market	24.02%	4.72%
Solactive GBS United States 1000 Index	27.55%	7.15%
The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit etf.sparklinecapital.com for more recent performance information.

Annual Shareholder Report: May 31, 2024
The Fund is distributed by Quasar Distributors, LLC.

Sparkline Intangible Value ETF Ticker: ITAN Listed on: NYSE Arca, Inc.	May 31, 2024 Annual Shareholder Report etf.sparklinecapital.com

KEY FUND STATISTICS (as of Period End)
Net Assets	$35,493,918	Portfolio Turnover Rate*	35%
# of Portfolio Holdings	152	Advisory Fees Paid	$152,316
*Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Excludes impact of in-kind transactions.

SECTOR WEIGHTING (as a % of Net Assets)
Information Technology	28.8%(1)
Industrials	17.8%
Communication Services	17.3%
Consumer Discretionary	12.0%
Health Care	11.7%
Financials	6.4%
Consumer Staples	2.6%
Materials	1.6%
Energy	0.7%
Real Estate	0.7%
Money Market Funds	0.3%
Other Assets in Excess of Liabilities (2)	0.1%
Total	100.0%

(1) For purposes of the Fund’s compliance with its concentration limits, the Fund uses various sub-classifications and none of the Fund’s holdings in the sub-classifications exceed 25% of the Fund’s total assets.

(2) Cash, cash equivalents and other assets in excess of liabilities.

ASSET WEIGHTING (as a % of Net Assets)

Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, and holdings, visit etf.sparklinecapital.com. Information about the Fund’s proxy voting records is available by calling (215) 882-9983.
Annual Shareholder Report: May 31, 2024
The Fund is distributed by Quasar Distributors, LLC.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the year covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2024	FYE 5/31/2023
(a) Audit Fees	$8,750	$8,750
(b) Audit-Related Fees	N/A	N/A
(c)Tax Fees	$2,250	$2,250
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2024	FYE 5/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/2024	FYE 5/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction..

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.
(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

(b) Not applicable.

Item 6. Investments.

SPARKLINE INTANGIBLE VALUE ETF
SCHEDULE OF INVESTMENTS
May 31, 2024

COMMON STOCKS - 99.6%	Shares	Value
Aerospace & Defense - 6.7%
Boeing Co.(a)	2,277	$404,418
General Dynamics Corp.	899	269,493
General Electric Co.	2,232	368,593
L3Harris Technologies, Inc.	1,082	243,266
Lockheed Martin Corp.	680	319,831
Northrop Grumman Corp.	693	312,384
RTX Corp.	4,136	445,902
		2,363,887

Agricultural & Farm Machinery - 0.2%
AGCO Corp.	810	86,937

Air Freight & Logistics - 0.8%
FedEx Corp.	1,183	300,435

Apparel Retail - 0.3%
Gap, Inc.	3,851	111,525

Apparel, Accessories & Luxury Goods - 0.3%
Tapestry, Inc.	2,665	115,901

Application Software - 4.8%
Autodesk, Inc.(a)	896	180,634
Box, Inc. - Class A(a)	2,344	63,874
DocuSign, Inc.(a)	2,677	146,539
Dropbox, Inc. - Class A(a)	5,693	128,263
Nutanix, Inc. - Class A(a)	2,821	156,044
Salesforce, Inc.	2,621	614,467
Unity Software, Inc.(a)	3,726	68,074
Workday, Inc. - Class A(a)	880	186,076
Zoom Video Communications, Inc. - Class A(a)	2,327	142,738
		1,686,709

Asset Management & Custody Banks - 0.2%
Invesco Ltd. (b)	5,362	84,237

Automobile Manufacturers - 1.8%
Ford Motor Co.	25,234	306,088
General Motors Co.	7,409	333,331
		639,419
The accompanying notes are an integral part of these financial statements.

1

SPARKLINE INTANGIBLE VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.6% (CONTINUED)	Shares	Value
Automotive Parts & Equipment - 0.6%
Aptiv PLC(a)	1,581	$131,634
BorgWarner, Inc.	2,482	88,508
		220,142
Automotive Retail - 0.3%
Carvana Co.(a)	935	93,481

Biotechnology - 1.5%
Biogen, Inc.(a)	840	188,950
Exact Sciences Corp.(a)	1,743	79,219
Gilead Sciences, Inc.	4,348	279,446
		547,615

Brewers - 0.3%
Molson Coors Beverage Co. - Class B	1,789	98,055

Broadcasting - 0.3%
Paramount Global - Class B	7,769	92,529

Broadline Retail - 5.3%
Amazon.com, Inc.(a)	8,071	1,424,047
eBay, Inc.	4,613	250,117
Etsy, Inc.(a)	1,768	112,215
Kohl's Corp.	2,138	47,870
Macy's, Inc.	3,344	65,141
		1,899,390

Building Products - 0.7%
Johnson Controls International PLC (b)	3,414	245,501

Cable & Satellite - 1.7%
Charter Communications, Inc. - Class A(a)	811	232,855
Comcast Corp. - Class A	9,443	378,003
		610,858

Communications Equipment - 2.9%
Ciena Corp.(a)	2,529	121,822
Cisco Systems, Inc.	12,824	596,316
F5, Inc.(a)	841	142,104
Juniper Networks, Inc.	4,288	152,953
		1,013,195
Computer & Electronics Retail - 0.5%
Best Buy Co., Inc.	2,204	186,943

The accompanying notes are an integral part of these financial statements.

2

SPARKLINE INTANGIBLE VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.6% (CONTINUED)	Shares	Value
Construction & Engineering - 0.4%
AECOM	1,470	$128,390

Construction Machinery & Heavy Transportation Equipment - 0.8%
Cummins, Inc.	981	276,377

Consumer Finance - 1.3%
Ally Financial, Inc.	3,481	135,654
Capital One Financial Corp.	2,406	331,138
		466,792

Consumer Staples Merchandise Retail - 1.1%
Target Corp.	2,502	390,712

Data Processing & Outsourced Services - 0.2%
Genpact Ltd. (b)	2,569	84,931

Diversified Banks - 1.4%
Wells Fargo & Co.	8,382	502,249

Drug Retail - 0.4%
Walgreens Boots Alliance, Inc.	8,501	137,886

Electrical Components & Equipment - 0.2%
Sunrun, Inc.(a)	5,199	75,178

Electronic Components - 0.6%
Corning, Inc.	5,400	201,204

Electronic Equipment & Instruments - 0.8%
Trimble, Inc.(a)	2,253	125,447
Zebra Technologies Corp. - Class A(a)	552	172,412
		297,859

Electronic Manufacturing Services - 0.9%
Jabil, Inc.	1,155	137,330
TE Connectivity Ltd.	1,329	198,951
		336,281

Food Retail - 0.8%
Albertsons Cos., Inc. - Class A	5,507	113,664
Kroger Co.	3,375	176,749
		290,413

Health Care Distributors - 0.5%
Cardinal Health, Inc.	1,763	175,013

The accompanying notes are an integral part of these financial statements.

3

SPARKLINE INTANGIBLE VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.6% (CONTINUED)	Shares	Value
Health Care Equipment - 2.5%
Baxter International, Inc.	5,190	$176,927
Becton Dickinson & Co.	990	229,650
Masimo Corp.(a)	568	70,716
Medtronic PLC (b)	5,155	419,463
		896,756
Health Care Services - 2.3%
CVS Health Corp.	6,440	383,824
DaVita, Inc.(a)	996	146,531
Labcorp Holdings, Inc.	712	138,776
Quest Diagnostics, Inc.	1,033	146,655
		815,786
Homefurnishing Retail - 0.3%
Wayfair, Inc. - Class A(a)	1,694	100,776

Hotels, Resorts & Cruise Lines - 0.5%
Expedia Group, Inc.(a)	1,564	176,513

Household Appliances - 0.3%
Whirlpool Corp.	992	92,286

Human Resource & Employment Services - 0.2%
Robert Half, Inc.	1,109	71,231

Industrial Conglomerates - 1.9%
3M Co.	2,910	291,407
Honeywell International, Inc.	1,857	375,467
		666,874

Industrial Machinery & Supplies & Components - 0.3%
Stanley Black & Decker, Inc.	1,233	107,481

Integrated Telecommunication Services - 3.0%
AT&T, Inc.	29,734	541,754
Verizon Communications, Inc.	12,495	514,169
		1,055,923

Interactive Home Entertainment - 0.5%
Electronic Arts, Inc.	1,254	166,632

Interactive Media & Services - 7.9%
Alphabet, Inc. - Class A(a)	4,398	758,655
Alphabet, Inc. - Class C(a)	4,352	757,074
Meta Platforms, Inc. - Class A	2,343	1,093,783
Snap, Inc. - Class A(a)	14,014	210,490
		2,820,002
The accompanying notes are an integral part of these financial statements.

4

SPARKLINE INTANGIBLE VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.6% (CONTINUED)	Shares	Value
Internet Services & Infrastructure - 1.2%
Akamai Technologies, Inc.(a)	1,356	$125,077
Okta, Inc.(a)	1,707	151,377
Twilio, Inc. - Class A(a)	2,394	137,416
		413,870

IT Consulting & Other Services - 4.0%
Accenture PLC - Class A (b)	1,756	495,701
Amdocs Ltd.	1,085	85,715
Cognizant Technology Solutions Corp. - Class A	3,880	256,662
International Business Machines Corp.	3,417	570,127
		1,408,205

Leisure Products - 0.8%
Hasbro, Inc.	1,596	95,409
Mattel, Inc.(a)	4,466	79,450
Polaris, Inc.	1,198	100,153
		275,012

Life & Health Insurance - 0.6%
Prudential Financial, Inc.	1,633	196,532

Life Sciences Tools & Services - 0.4%
Illumina, Inc.(a)	1,471	153,396

Managed Health Care - 1.3%
Centene Corp.(a)	3,165	226,582
Humana, Inc.	616	220,602
		447,184

Motorcycle Manufacturers - 0.2%
Harley-Davidson, Inc.	2,045	73,375

Movies & Entertainment - 2.6%
Roku, Inc.(a)	2,205	126,567
Spotify Technology SA(a)	713	211,604
Walt Disney Co.	4,007	416,367
Warner Bros Discovery, Inc.(a)	19,510	160,763
		915,301

Oil & Gas Equipment & Services - 0.7%
Halliburton Co.	4,338	159,204
NOV, Inc.	4,380	82,432
		241,636

The accompanying notes are an integral part of these financial statements.

5

SPARKLINE INTANGIBLE VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.6% (CONTINUED)	Shares	Value
Paper & Plastic Packaging Products & Materials - 0.7%
International Paper Co.	2,970	$133,917
Westrock Co.	2,358	126,483
		260,400

Passenger Airlines - 1.7%
Alaska Air Group, Inc.(a)	1,828	76,813
American Airlines Group, Inc.(a)	10,239	117,748
Delta Air Lines, Inc.	4,079	208,111
United Airlines Holdings, Inc.(a)	3,649	193,360
		596,032

Passenger Ground Transportation - 1.1%
Lyft, Inc. - Class A(a)	6,661	103,978
Uber Technologies, Inc.(a)	4,720	304,723
		408,701

Pharmaceuticals - 3.2%
Bristol-Myers Squibb Co.	6,947	285,452
Elanco Animal Health, Inc.(a)	7,368	130,267
Jazz Pharmaceuticals PLC(a) (b)	880	92,620
Pfizer, Inc.	16,788	481,144
Viatris, Inc.	14,520	153,912
		1,143,395

Property & Casualty Insurance - 1.0%
Allstate Corp.	1,519	254,463
First American Financial Corp.	1,556	86,482
		340,945

Real Estate Services - 0.7%
Jones Lang LaSalle, Inc.(a)	635	128,315
Zillow Group, Inc. - Class C (a)	2,675	109,541
		237,856

Research & Consulting Services - 2.6%
Booz Allen Hamilton Holding Corp.	1,198	182,348
CACI International, Inc. - Class A (a)	332	140,927
Jacobs Solutions, Inc.	1,358	189,224
Leidos Holdings, Inc.	1,237	181,901
Science Applications International Corp.	845	113,779
TransUnion	1,531	110,109
		918,288

The accompanying notes are an integral part of these financial statements.

6

SPARKLINE INTANGIBLE VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.6% (CONTINUED)	Shares	Value
Restaurants - 0.6%
DoorDash, Inc. - Class A(a)	1,977	$217,687

Semiconductors - 4.6%
Intel Corp.	16,888	520,995
NXP Semiconductors NV (b)	1,147	312,099
Qorvo, Inc.(a)	1,079	106,163
Qualcomm, Inc.	3,471	708,257
		1,647,514

Specialized Consumer Services - 0.2%
H&R Block, Inc.	1,696	84,189

Specialty Chemicals - 0.9%
DuPont de Nemours, Inc.	2,073	170,318
Eastman Chemical Co.	1,302	131,931
		302,249

Systems Software - 4.0%
Gen Digital, Inc.	5,835	144,883
Oracle Corp.	6,627	776,618
Palo Alto Networks, Inc.(a)	1,016	299,629
Tenable Holdings, Inc.(a)	1,413	59,614
Zscaler, Inc.(a)	847	143,956
		1,424,700

Technology Distributors - 0.3%
Arrow Electronics, Inc.(a)	740	97,169

Technology Hardware, Storage & Peripherals - 4.7%
Dell Technologies, Inc. - Class C	3,510	489,856
Hewlett Packard Enterprise Co.	11,860	209,329
HP, Inc.	8,523	311,089
NetApp, Inc.	2,064	248,568
Pure Storage, Inc. - Class A(a)	3,180	191,722
Western Digital Corp.(a)	3,082	232,044
		1,682,608

Transaction & Payment Processing Services - 1.9%
Block, Inc.(a)	3,965	254,077
PayPal Holdings, Inc.(a)	5,198	327,422
Western Union Co.	6,288	80,487
		661,986

The accompanying notes are an integral part of these financial statements.

7

SPARKLINE INTANGIBLE VALUE ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.6% (CONTINUED)	Shares	Value
Wireless Telecommunication Services - 1.3%
T-Mobile US, Inc.	2,595	$454,021
TOTAL COMMON STOCKS (Cost $31,837,421)		35,332,555

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 5.24%(c)	113,601	113,601
TOTAL SHORT-TERM INVESTMENTS (Cost $113,601)		113,601

TOTAL INVESTMENTS - 99.9% (Cost $31,951,022)		$35,446,156
Other Assets in Excess of Liabilities - 0.1%		47,762
TOTAL NET ASSETS - 100.0%		$35,493,918

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a) Non-income producing security.
(b) Foreign issued security.
(c) The rate shown represents the 7-day effective yield as of May 31, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(b) Not applicable
The accompanying notes are an integral part of these financial statements.

8

SPARKLINE INTANGIBLE VALUE ETF
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment
Companies.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2024

Assets:
Investments in securities, at value (See Note 2)	$35,446,156
Dividends and interest receivable	62,848
Securities lending income receivable (See Note 5)	4
Total assets	35,509,008

Liabilities:
Accrued investment advisory fees (See Note 4)	15,090
Total liabilities	15,090
Net Assets	$35,493,918

Net Assets Consist of:
Paid-in capital	$32,435,501
Total distributable earnings (accumulated deficit)	3,058,417
Net Assets:	$35,493,918

Calculation of Net Asset Value Per Share:
Net Assets	$35,493,918
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	1,270,000
Net Asset Value per Share	$27.95

Cost of Investments in Securities	$31,951,022

The accompanying notes are an integral part of these financial statements.

SPARKLINE INTANGIBLE VALUE ETF

STATEMENT OF OPERATIONS
For the Year Ended May 31, 2024

Investment Income:
Dividend income (Net of foreign tax of $754)	$542,499
Interest income	5,722
Securities lending income, net (See Note 5)	266
Total investment income	548,487

Expenses:
Investment advisory fees (See Note 4)	152,316
Net expenses	152,316

Net Investment Income (Loss)	396,171

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	2,763,347
2,763,347
Net change in unrealized appreciation (depreciation) on:
Investments	3,023,978
3,023,978
Net realized and unrealized gain (loss) on investments:	5,787,325
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,183,496

The accompanying notes are an integral part of these financial statements.

SPARKLINE INTANGIBLE VALUE ETF
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2024	For the Year Ended May 31, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$396,171	$126,296
Net realized gain (loss) on investments	2,763,347	(36,544)
Net change in unrealized appreciation (depreciation) on investments	3,023,978	1,015,849
Net increase (decrease) in net assets resulting from operations	6,183,496	1,105,601

Distributions to Shareholders:
Distributable earnings	(364,549)	(92,348)
Total distributions to shareholders	(364,549)	(92,348)

Capital Share Transactions:
Proceeds from shares sold	18,176,585	20,994,013
Payments for shares redeemed	(11,013,272)	(3,772,576)
Net increase (decrease) in net assets derived from net change in capital share transactions	7,163,313	17,221,437
Net Increase (Decrease) in Net Assets	12,982,260	18,234,690

Net Assets:
Beginning of year	22,511,658	4,276,968
End of year	$35,493,918	$22,511,658

Changes in Shares Outstanding:
Shares outstanding, beginning of year	990,000	190,000
Shares sold	700,000	970,000
Shares repurchased	(420,000)	(170,000)
Shares outstanding, end of year	1,270,000	990,000

The accompanying notes are an integral part of these financial statements.

SPARKLINE INTANGIBLE VALUE ETF

FINANCIAL HIGHLIGHTS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000's)	Net Expenses(3)(4)	Net Investment Income (Loss)(3)	Portfolio Turnover Rate(5)
For the Year Ended May 31, 2024	$22.74	0.33	5.18	5.51	(0.30)	(0.30)	$27.95	24.37%	$35,494	0.50%	1.30%	35%
For the Year Ended May 31, 2023	$22.51	0.28	0.12	0.40	(0.17)	(0.17)	$22.74	1.85%	$22,512	0.50%	1.28%	56%
For the Period June 28, 2021(6) to May 31, 2022	$25.00	0.21	(2.58)	(2.37)	(0.12)	(0.12)	$22.51	-9.55%	$4,277	0.50%	0.93%	49%

(1) Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2) All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3) For periods of less than one year, these ratios are annualized.
(4) Net expenses include effects of any reimbursement or recoupment.
(5) For periods of less than one year portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Excludes the impact of in-kind transactions.

(6) Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SPARKLINE INTANGIBLE VALUE ETF

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2024

NOTE 1 – ORGANIZATION

Sparkline Intangible Value ETF (the “Fund”) is a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is considered diversified under the 1940 Act. The Fund commenced operations on June 28, 2021. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek long-term capital appreciation.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fair values for long-term debt securities, including asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), collateralized mortgage obligations (“CMO”), corporate obligations, whole loans, and mortgage-backed

SPARKLINE INTANGIBLE VALUE ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

securities (“MBS”) are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of May 31, 2024, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

SPARKLINE INTANGIBLE VALUE ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

The following is a summary of the fair value classification of the Fund’s investments as of May 31, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Common Stocks	$35,332,555	$—	$—	$35,332,555
Money Market Funds	113,601	—	—	113,601
Total Investments in Securities	$35,446,156	$—	$—	$35,446,156

Refer to the Schedule of Investments for industry classifications.

During the fiscal year ended May 31, 2024, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended May 31, 2024, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended May 31, 2024, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal year ended May 31, 2024, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in“Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of and taxes on unrealized gains.

D.Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an

SPARKLINE INTANGIBLE VALUE ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions to shareholders from net investment income for the Fund are declared and paid on a quarterly basis and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

E.Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

F.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

H.Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash, are not taxable to the Fund and are not distributed to shareholders. As such, they have been reclassified from distributable earnings to paid-in capital. For the fiscal year ended May 31, 2024, the following table shows the reclassifications made:

Distributable Earnings	Paid in Capital
$(2,736,168)	$2,736,168

NOTE 3 – RISKS

Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

SPARKLINE INTANGIBLE VALUE ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Sub-Adviser believes are their full market values, either because the market fails to recognize what the Sub-Adviser considers to be the companies’ true business values, including its assessment of their intangible value, or because the Sub-Adviser misjudged.

Alternate Valuation Risk. The Sub-Adviser assesses the intrinsic values of companies by incorporating alternate, non-traditional measurements, within its calculations. There is a risk that the alternate measurements may be incorrect or the Sub-Adviser’s assessment of them may not be reflected in the company’s stock price. In addition, there is a risk that some alternate valuation data for particular companies may be impossible or difficult to obtain, or difficult to analyze even with the aid of NLP tools. As a result, the Sub-Adviser may need to rely on different data sources when valuing differing companies. Therefore, the Sub-Adviser’s strategy of incorporating alternate valuations with traditional valuations may not produce the desired results and may not perform as expected.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Technology Sector Risk. The Fund will have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Communications Sector Risk. The Fund will have exposure to companies operating in the communications sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other fierce competitive pressures, including pricing competition. They may also be adversely affected by research and development costs, substantial capital requirements, and increased governmental regulation.

Consumer Discretionary Sector Risk. The Fund will have exposure to companies operating in the consumer discretionary sector. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Healthcare Sector Risk. The Fund will have exposure to companies operating in the healthcare sector. Companies in the healthcare sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.

Machine Learning Risk. The Fund relies heavily on a proprietary “machine learning” selection process as well as data and information supplied by third parties that are utilized in that process. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.

SPARKLINE INTANGIBLE VALUE ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

Alternative Data Risk. The Sub-Adviser employs so-called “alternative data,” which generally refers to data that is not the traditional exchange or accounting data that has been widely used by the mainstream investment industry. Risks associated with alternative data include the possibility of new legal and regulatory frameworks targeting the collection and use of the data or technological changes that may make the data less useful or available. There is also the possibility that the organizations providing alternative data may cease operations, change business models, or suffer temporary outages due to technical issues. Insider trading and “fair practice” laws are generally untested in this area. Investment decisions based on alternative data may be flawed for various reasons, such as incomplete, “dirty” or misunderstood data, or problems with the technology used to collect and analyze it.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, the Fund’s principal investment strategies are dependent upon the Sub-Adviser’s use of its proprietary machine learning security selection process and, as a result, the Sub-Adviser’s skill in understanding and utilizing such process.

Small & Mid-Capitalization Companies Risk. Investing in securities of small- and medium-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

REIT Risk. A Real Estate Investment Trust (REIT) is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. Investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

 NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.

Sparkline Capital LP (the “Sub-Adviser”) serves as a non-discretionary investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.

SPARKLINE INTANGIBLE VALUE ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

At a Board meeting held on March 8, 2024, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, renewed the Advisory and Sub-Advisory Agreements. Per the Advisory Agreement, the Fund pays an annual rate of 0.50% to the Adviser monthly based on average daily net assets.

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Fund’s Custodian.

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

 NOTE 5 – SECURITIES LENDING

The Fund may lend up to 33⅓% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Fund and the Securities Lending Agent.

During the current fiscal year, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with the Trust approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

As of the end of the current fiscal year, there were no securities on loan for the Fund.

The interest income earned by the Fund on the investment of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income, Net") for the fiscal period was $266.

Due to the absence of a master netting agreement related to the Fund's participation in securities lending, no additional offsetting disclosures have been made on behalf of the Fund for the total borrowings listed above.

SPARKLINE INTANGIBLE VALUE ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended May 31, 2024, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$18,038,915	$10,634,594

For the fiscal year ended May 31, 2024, in-kind transactions associated with creations and redemptions were as follows:

Purchases	Sales
$10,467,838	$10,693,374

For the fiscal year ended May 31, 2024, short-term and long-term gains on in-kind transactions were as follows:

Short Term	Long Term
$1,727,043	$1,009,125

There were no purchases or sales of U.S. Government securities during the fiscal year.

NOTE 7 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at May 31, 2024 were as follows:

Tax cost of Investments	$32,381,483
Gross tax unrealized appreciation	5,137,475
Gross tax unrealized depreciation	(2,072,801)
Net tax unrealized appreciation (depreciation)	$3,064,674
Undistributed ordinary income	80,109
Undistributed long-term gain	—
Total distributable earnings	80,109
Other accumulated gain (loss)	(86,366)
Total accumulated gain (loss)	$3,058,417

Under tax law, certain capital and foreign currency losses realized after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the fiscal year ended May 31, 2024, the Fund did not defer any post-October capital or late-year losses.

At May 31, 2024, the Fund had the following capital loss carryforwards:

Unlimited Short-Term	Unlimited Long-Term
$(86,366)	$—

SPARKLINE INTANGIBLE VALUE ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

NOTE 8 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal years ended May 31, 2024, and May 31, 2023, were as follows:

Fiscal Year Ended May 31, 2024	Fiscal Year Ended May 31, 2023
Ordinary Income	Ordinary Income
$364,549	$92,348

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no transactions that occurred during the year subsequent to May 31, 2024, that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Sparkline Intangible Value ETF and
The Board of Trustees of
EA Series Trust

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Sparkline Intangible Value ETF (the “Fund”), a series of EA Series Trust (the “Trust”), including the schedule of investments, as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statements of changes in net assets and the financial highlights for each of the two years ended May 31, 2024 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the period from June 28, 2021 (commencement of operations) to May 31, 2022 have been audited by other auditors, whose report dated July 29, 2022 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
July 29, 2024

SPARKLINE INTANGIBLE VALUE ETF
FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended May 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income for the Fund was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2024, for the Fund was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for the Fund was 0.00% (unaudited).

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment
Companies.

There were no matters concerning changes in and disagreements with Accountants on accounting and financial disclosures required by Item 304 of Regulation S-K.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted during the period covered by the report to a vote of shareholders.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management
Investment Companies

Not applicable. The Independent Trustees are paid by the Adviser out of the advisory fee. See Note 4 to the Financial Statements under Item 7.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts.
The Board (the members of which are referred to as “Trustees”) of the EA Series Trust (the “Trust”) met in-person on March 8-9, 2024 to consider the approval of the continuation of the Advisory Agreement between the Trust, on behalf of the Sparkline Intangible Value ETF (the “Fund”), and Empowered Funds, LLC dba EA Advisers (the “Adviser”), as well as to consider the approval of the continuation of the Sub-Advisory Agreement between the Adviser and Sparkline Capital LP (the “Sub-Adviser), each for an additional annual term. In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Adviser and Sub-Adviser relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement. In connection with considering the approval of both the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. In reaching the decision to approve both the Advisory Agreement and Sub-Advisory Agreement, the Board considered and reviewed information provided by the Adviser and Sub-Adviser at this meeting and throughout the year, including among other things information about their respective personnel, operations, financial condition, and compliance and risk management. The Board also reviewed the Advisory Agreement and Sub-Advisory Agreement. During its review and consideration, the Board focused on and reviewed the factors it deemed relevant, including:
Nature, Quality, and Extent of Services. The Board was presented with and considered information concerning the nature, quality, and extent of the overall services provided by the Adviser to the Fund. In this connection, the Board considered the responsibilities of the Adviser, recognizing that the Adviser had invested significant time and effort in structuring the Trust and the Fund, and arranging service providers for the Fund. In addition, the Board considered that the Adviser is responsible for providing investment advisory oversight services to the Fund, executing all Fund transactions, monitoring compliance with the Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by the Adviser in the oversight of the Trust’s administrator, transfer agent and custodian. In addition, the Board evaluated the integrity of each of the Adviser’s and Sub-Adviser’s personnel, the experience of the portfolio managers in managing assets and the adequacy of each of the Adviser’s and the Sub-Adviser’s resources to perform the services provided under the Advisory Agreement and Sub-Advisory Agreement. The Board also considered the Adviser’s ongoing oversight responsibilities vis-à-vis the Sub-Adviser.
Performance. The Board considered the third-party peer group analysis comparing the Fund’s performance to the performance of other funds that the third-party deemed to be comparable to the Fund. It was determined that the Adviser and the Sub-Adviser have consistently managed the Fund’s portfolio in accordance with its stated investment objective and strategies. The Board noted that the Fund outperformed the average total return of its ETF and mutual fund peer groups by 764 (7.64%) and 2034 (20.34%) basis points, respectively, over the past 12 months ended December 31, 2023. The Trustees further noted that the Fund underperformed the average total return of its ETF peer group by 200 (2.00%) basis points over the past 24 months ended December 31, 2023, but outperformed the average total return of its mutual fund peer group by 309 (3.09%) basis points over the past 24 months ended December 31, 2023. The Board concluded that the Fund’s performance was reasonable.

Comparative Fees and Expenses. In considering the advisory fees and sub-advisory fees, the Board reviewed and considered the fees in light of the nature, quality, and extent of the services being provided by the Adviser and the Sub-Adviser, respectively. With respect to the advisory fees and expense ratio for the Fund, the Board also considered the fees and expense ratio versus the fees and expenses charged to other ETFs and mutual funds. The Board also considered the allocation of fees between the Adviser and the Sub-Adviser.
The Board compared the Fund’s gross total expense ratio, net total expense ratio, and management fee against the average gross total expense ratio, average net total expense ratio, and average management fee for ETFs and mutual funds in the Fund’s peer group. The Fund’s gross total expense ratio (0.50%) was lower than the average for ETFs (0.71%) and was lower than the average for mutual funds (0.78%); the Fund’s net total expense ratio (0.50%) was lower than the average for ETFs (0.61%) and was lower than the average for mutual funds (0.73%); and the Fund’s management fee (0.50%) was lower than the average for both ETFs (0.55%) and mutual funds (0.62%). The Board considered that the Fund’s fee arrangement in which the Adviser is responsible for paying most of the Fund’s operating expenses out of its resources, noting that comparisons with the Fund’s overall expense ratio may be more relevant than comparisons to management fees only. They stated that such a comparison demonstrates the Fund’s overall cost structure is within the range of expense ratios of its respective ETF and mutual fund peers.
The Board considered, among other information, the data provided in the third-party report comparing the Fund’s fees to those of other funds that the third-party deemed to be comparable to the Fund. Fee information was provided in quartiles, ranging from quartile one (the least expensive) to quartile four (the most expensive). This data included a comparison of the Fund’s expense ratio against both exchange-traded funds and mutual funds. The Fund’s total expense ratio (for both gross and net) and management fee were in the following quartiles:

Fund	Total Expense Ratio		Net Expense Ratio		Management Fee Only
	ETFs	Mutual Funds	ETFs	Mutual Funds	ETFs	Mutual Funds
ITAN	Quartile 1	Quartile 1 (lowest observed)	Quartile 1	Quartile 1	Quartile 2	Quartile 1
With respect to the sub-advisory fee, the Board noted that it was payable solely out of the unitary management fee payable to the Adviser. The Board considered the representations from the Adviser and the Sub-Adviser that neither firm manages any other accounts that follow a similar strategy as the Fund. The Board was agreeable to the fee levels.
Costs and Profitability. The Board further considered information regarding the potential profits, if any, that may be realized by each of the Adviser and the Sub-Adviser in connection with providing their respective services to the Fund. The Board reviewed the profit and loss information provided by the Adviser with respect to the Fund, noting that the Fund is not profitable to the Adviser at this time. The Board also reviewed the same type of information provided by the Sub-Adviser that showed it was not profitable at this time. They also considered the information provided by the Sub-Adviser that estimated it would reach the breakeven point when the Fund has approximately $53 million in assets. The Board discussed the financial condition of the Sub-Adviser, noting that the Sub-Adviser has sufficient capital to maintain its commitment to the Fund for an additional annual period. The Board also reviewed the costs associated with the personnel, systems and equipment necessary to manage the Fund and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies. The Board also considered other expenses the Adviser would pay in accordance with the Advisory Agreement. The Board took into consideration that the Adviser agreed to pay all expenses incurred by the Fund except for the fees paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), the fees and expenses associated with the Fund’s securities lending program, litigation expenses and other non-routine or extraordinary expenses. The Board also considered the respective financial obligations of the Adviser, as well as the Sub-Adviser, who serves as the sponsor of the Fund.
Other Benefits. The Board further considered the extent to which the Adviser or the Sub-Adviser might derive ancillary benefits from the Fund’s operations. For example, the Adviser may engage in soft dollar transactions in the future, although it did not currently plan to do so. In addition, the Adviser may benefit from continued growth in the Trust by potentially negotiating better fee arrangements with key vendors serving the Fund and other series in the Trust.

Economies of Scale. The Board also considered whether economies of scale would be realized by the Fund as its assets grow larger, including the extent to which this is reflected in the level of fees to be charged. The Board also noted that the advisory and sub-advisory fees do not include breakpoints but concluded that it was premature to meaningfully evaluate potential economies of scale given the Fund’s current assets.
Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional annual term; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement and Sub-Advisory Agreement, including the compensation payable under each Agreement, were fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

There have been no required recovery of erroneously awarded incentive based compensation to an executive officer from the registrant that required an accounting restatement.

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer, and Principal Executive Officer

Date:	8/2/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer, and Principal Executive Officer

Date:	8/2/2024

By (Signature and Title)	/s/ Sean Hegarty
Sean Hegarty, Treasurer, Chief Financial Officer, Comptroller, and Principal Financial Officer

Date:	8/2/2024